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[DEL]

                                                                   Exhibit 10.33

                                  EXHIBIT 10.33

                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

         THIS TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT is entered into as of this 25th day of February, 2000, between DEL LABORATORIES, INC. (the "Assignor" or the "Company"), a Delaware corporation having a mailing address at 178 EAB Plaza, Uniondale, New York 11556 and THE CHASE MANHATTAN BANK ("Chase"), in its capacity as Collateral Agent (the "Assignee" or the "Collateral Agent") for The Chase Manhattan Bank, as the agent under the Credit Agreement described below (together with its permitted successors, transferees and assigns, the "Agent"), for each of the lenders which is a party to the Credit Agreement and each lender which may, after the date of this Agreement, become a party to the Credit Agreement (together with their permitted successors, transferees and assigns, the "Lenders") and for each of the Noteholders (as defined in the Intercreditor Agreement) (together with their permitted successors, transferees and assigns, the "Noteholders") (the Lenders and the Noteholders, collectively, the "Secured Parties").

                                    WHEREAS:

         A. Pursuant to the Amended and Restated Loan Agreement, dated as of February 25, 2000 (as such may be amended, restated, refinanced, replaced, renewed, modified or otherwise supplemented from time to time, the "Loan Agreement"), entered into by Del Laboratories, Inc., Del Pharmaceuticals, Inc. ("DPI"), Parfums Schiaparelli, Inc. ("Parfums"), Royce & Rader, Inc. ("Royce") and 565 Broad Hollow Realty Corp. ("565") (DPI, Parfums, Royce and 565 collectively, the "Guarantors"), with the Noteholders, the Noteholders have amended and restated the Loan Agreement dated as of May 26, 1993, as amended, under and pursuant to which the Noteholders have purchased $40,000,000 9.5% Senior Notes, Due May 31, 2005 (collectively, the "Senior Notes") from the Company;

         B. The Company and the Guarantors have entered into that certain Amended and Restated Loan Agreement, dated February 25, 2000 (as such may be amended, restated, refinanced, replaced, renewed, modified or otherwise supplemented from time to time, the "Credit Agreement"), with the Lenders and the Agent, pursuant to which the Lenders are providing to the Company various credit facilities;


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         C. The obligations of the Company to the Noteholders under the Loan
Agreement and under the Senior Note Documents (as defined in the Intercreditor Agreement) including, without limitation, the obligations evidenced by the Senior Notes, and the obligations of the Company to the Lenders under the Credit Agreement and under the loan documents relating thereto including, without limitation, the obligations evidenced by the promissory notes issued under the Credit Agreement (together with amendments, modifications, and replacements thereof, the "Credit Agreement Notes") are to be secured pari passu pursuant to this Agreement and a certain Security Agreement of even date herewith between the Collateral Agent and the Company (the "Security Agreement"), and pursuant to the Intercreditor Agreement (as defined herein), the Noteholders, the Agent and the Lenders have appointed Chase as Collateral Agent to act on their behalf regarding the Collateral (as hereinafter defined); and

         D. Assignor wishes to grant further collateral security and assurance to the Assignee and the other Secured Parties in order to secure the performance by Assignor of the Obligations (as defined herein), and to that effect Assignor agrees to collaterally assign to Assignee certain tradenames and trademark rights.

         NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with Assignee as follows:

         1. As used in this Agreement, the following term shall have the following meaning:

         "Obligations" shall mean any and all liabilities and obligations of the Company to the Collateral Agent, the Agent and the Secured Parties of every kind whether arising under this Agreement, the Loan Agreement, the Senior Notes, the Credit Agreement Notes, the Credit Agreement or any of the agreements, instruments and documents executed in connection herewith or therewith (including, without limitation, any and all costs and reasonable attorneys' fees incurred by the Collateral Agent, the Agent or any of the Secured Parties in the collection, whether by suit or by any other means of any of such Obligations hereunder or thereunder) and any amendment, modification, extension or renewal of any of the foregoing. The Obligations shall include interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding in respect of the Company or any guarantor of the Obligations whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Company or any other guarantor in such proceeding.

         "Intercreditor Agreement" shall mean that certain Intercreditor Agreement dated of even date herewith among each of


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the Secured Parties, the Agent and the Collateral Agent relating to the relative interests of such parties in and to the Collateral and the distribution of proceeds thereof.

         2. To secure the complete and timely satisfaction of all Obligations, Assignor hereby grants, assigns and conveys to Assignee a continuing security interest in and to the trademarks and trademark applications and tradenames and tradename applications listed in Schedule A hereto (as the same may be amended pursuant hereto from time to time), all proceeds thereof (including but not limited to license royalties and proceeds of infringement suits thereon), claims for past, present and future infringements, all rights corresponding thereto throughout the world, all reissues, divisions, continuations, renewals, extensions and continuations in part thereof, and all trademarks and applications for trademarks and all tradenames and applications for tradenames of Assignor hereafter filed or acquired, together with all goodwill associated with any and all of the foregoing and all proceeds of any and all of the foregoing (collectively called the "Collateral" or the "Trademarks").

         3. This security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement. The Company does hereby further acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

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         4. Assignor authorizes Assignee to modify this Agreement by amending
Schedule A to include any future trademarks and trademark applications which are Trademarks under paragraph 2 hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              DEL LABORATORIES, INC.


                              By:  /s/ Enzo Vialardi
                                   ----------------------------------
                                   Name: Enzo Vialardi
                                   Title: Executive Vice President
                                          and Chief Financial Officer

                              THE CHASE MANHATTAN BANK,
                              as Collateral Agent for the Agent and
                              the Secured Parties

                              By:  /s/ Chrisotpher G. Zimmerman
                                   ----------------------------------
                                   Name:  Christopher G. Zimmermann
                                   Title: Vice President


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STATE OF NEW YORK
COUNTY OF NASSAU  ss.:

         On the 25th day of February, in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared Enzo Vialardi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                        -----------------------------
                                                 Notary Public

STATE OF NEW YORK
COUNTY OF NASSAU  ss.:

         On the 25th day of February, in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared Christopher G. Zimmermann, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                        -----------------------------
                                                 Notary Public



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                                   SCHEDULE A

                      TRADEMARKS AND TRADEMARK APPLICATIONS





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